                                       The Latin America
                                       Equity Fund, Inc.
                                       ------------------------------
                                       ANNUAL REPORT
                                       DECEMBER 31, 1998

                                       [GRAPHIC]

 CONTENTS

Letter to Shareholders.......................................................................          1

Portfolio Summary............................................................................          6

Schedule of Investments......................................................................          8

Statement of Assets and Liabilities..........................................................         12

Statement of Operations......................................................................         13

Statement of Changes in Net Assets...........................................................         14

Financial Highlights.........................................................................         15

Notes to Financial Statements................................................................         16

Report of Independent Accountants............................................................         21

Results of Annual Meeting of Shareholders....................................................         22

Tax Information..............................................................................         22

Description of InvestLink-SM- Program........................................................         23

PICTURED ON THE COVER IS A SCENIC VIEW OF CARACAS, VENEZUELA.

--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

                                                               February 15, 1999

DEAR SHAREHOLDER:

I am writing to report on the activities of The Latin America Equity Fund, Inc. (the "Fund") for the year ended December 31, 1998.

At December 31, 1998, the Fund's net assets were $86.7 million. The Fund's net asset value ("NAV") was $10.06 per share (net of dividends paid of $0.11 per share), as compared to $17.22 at December 31, 1997.

PERFORMANCE: HURT BY STOCK SELECTION IN BRAZIL AND MEXICO

For the year ended December 31, 1998, the Fund's total return, based on NAV and assuming reinvestment of dividends, was -40.6%, versus -35.1% for the Morgan Stanley Capital International Emerging Markets Free Latin America Index ("EMFLA").

The Fund underperformed its EMFLA benchmark in 1998 principally due to poor stock selection in Brazil and Mexico. In Brazil, I emphasized the telecommunications and electricity sectors because of their strong growth prospects. Unfortunately for the Fund, telecom and electricity also are two of the most liquid sectors in the Brazilian market, meaning that they suffered disproportionately during the emerging markets sell-offs in the year's second and third quarters.

Returns in Mexico were hurt by a sizable position in telecom--Telefonos de Mexico, S.A. de C.V. ("Telmex") was the Fund's single largest holding at December 31, 1998--as well as my preference for quality growth companies. Among the latter, the beverage producer Fomento Economico Mexicano, S.A. de C.V. ("Femsa") and the retailer Cifra S.A. de C.V. ("Cifra") were hit especially hard, as growth stocks generally were de-rated during the year.

The most positive contributor to performance was stock selection in Argentina. Most of the Fund's Argentine exposure was to oil and gas companies, which fared well relative to the Argentine market as a whole. Two of the nation's major oil and gas companies (YPF Sociedad Anonima ("YPF") and Camuzzi Argentina S.A. ) were the Fund's third- and sixth-largest holdings, respectively, at year-end.

1998: A TOUGH YEAR FOR LATIN AMERICAN EQUITIES

By far, Latin America was the worst-performing region among the emerging world's equity markets in 1998. EMFLA's 35.1% loss, for example, was considerably lower than the 26.0% decline in the Morgan Stanley Capital International ("MSCI") EMEA (I.E., Europe/Middle East/Africa) Index and the 11.0% fall in the MSCI Emerging Markets Free Asia Index.

No Latin market escaped investors' ire. The best performer was Argentina, which lost 24.3%; the worst, Venezuela, plunged 49.2%.

--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

A combination of adverse global and regional factors weighed most heavily on market sentiment:

WEAK COMMODITY PRICES. Prices of most of the world's major commodities were extraordinarily weak in 1998, in some cases reaching lows not seen in several decades. This was a highly negative development for those Latin American economies that are heavily dependent on revenues generated by the export of oil (I.E., Mexico, Venezuela, Argentina, Colombia) and copper (I.E., Chile).

RUSSIAN FREE-FALL. Political and macroeconomic conditions in Russia sharply deteriorated throughout the year, culminating in the government's devaluation of the ruble and default on some of its debt in August. Investors seized on Russia's woes as the next stage of the "contagion" effect that struck Asia's economies in 1997, and assumed the worst for most emerging markets accordingly.

BRAZILIAN FISCAL DEFICIT. An alarmingly high fiscal deficit directed investor attention to Brazil as the next likely victim of contagion after Russia. Because Brazil is the largest economy in Latin America, therefore, concern about its vulnerability translated into heavy selling in Latin markets generally.

Brazil's apparent progress toward deficit reduction in the fourth quarter (it received a vital assistance package from the International Monetary Fund, and Congress approved a restrictive fiscal program and other key legislative measures) helped to improve market sentiment. By mid-January, however, worsening conditions forced the government to devalue the REAL currency, a painful step that it had long avoided.

POLITICAL VOLATILITY. 1998 was a particularly volatile year for politics in several Latin American nations. Events in Brazil were significantly colored by developments surrounding President Cardoso's bid for re-election (which he won). Mexico experienced an unprecedented exchange of political views, as the historically dominant PRI party loosened its hold on the government. Presidential elections also took center-stage in Venezuela and Colombia.

GLOBAL RISK AVERSION. During the summer, overall investor tolerance for risk took a sharply pessimistic turn in response to the conditions I have described, along with ongoing doubts about Asia's economic viability and concerns that U.S. interest rates might rise. The pessimism reached a frenzied peak in August, when continuous and indiscriminate selling devastated virtually all of the world's equity markets, both developed and emerging.

--------------------------------------------------------------------------------
   2

LETTER TO SHAREHOLDERS

PORTFOLIO STRATEGY: PRUDENTLY DEFENSIVE, EMPHASIZING BLUE-CHIPS
TOP 10 HOLDINGS, BY ISSUER*

                                                   % OF
     HOLDING                      COUNTRY       NET ASSETS
     -----------------------  ----------------  ----------
 1.  Telmex                        Mexico         10.0
 2.  Telebras                      Brazil          7.1
 3.  YPF                         Argentina         5.4
 4.  CVRD                          Brazil          4.0
 5.  Cemex                         Mexico          3.8
 6.  Camuzzi Argentina           Argentina         3.6
 7.  Telesp                        Brazil          3.6
 8.  Cifra                         Mexico          3.4
 9.  Kimberly-Clark de             Mexico          3.1
      Mexico
10.  Telefonica del Peru            Peru           2.4

*Company names are abbreviations of those found in the       *Other includes Colombia, Global, Jamaica, Latin America
 chart on page 7.                                            and Venezuela.

         COUNTRY BREAKDOWN
          (% of net assets)
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Argentina                 12.72%
Brazil                    31.67%
Chile                      8.28%
Mexico                    34.75%
Peru                       4.94%
Cash and Other Assets      3.58%
Other*                     4.06%

Given the difficult environment for Latin American equities in 1998 and thus far in 1999 as well, I believe it is most prudent to manage the Fund with a defensive bias.
I am thus maintaining my preference for high-quality, blue-chip companies that are best-positioned to weather any coming storm and subsequently thrive. In their haste to run for the exits during last year's sell-offs, investors sold these stocks down to valuation levels that ignore their inherent strengths and assume no improvement in their business outlook. When regional sentiment improves, as it ultimately must, such stocks should be among the first to benefit.
More specifically, I favor the shares of companies with strong domestic franchises and relatively low financial risk, along with selected exporters. As the table above indicates, the portfolio's biggest individual holdings--Telmex, Telebras, YPF, CVRD, Cemex, Camuzzi Argentina, Telesp, Cifra, Kimberly-Clark de Mexico and Telefonica del Peru-- all fit this profile.
OUTLOOK: A YEAR OF TRANSITION
As I see it, 1999 should be a year of transition for Latin American economies (and, hence, equity markets). While I do not expect a rapid resurgence of growth, I do believe that things are unlikely to get much worse. If this forecast is accurate, then Latin equities could begin to enjoy a sustainable revival as investor attention shifts to a potential upturn in 2000.

--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

The key will be what happens in Brazil. The Cardoso administration faces an uphill battle fraught with risks in its efforts to tame the fiscal deficit, push interest rates down and get the economy back on track. The fruits of such efforts will not be apparent until the third or fourth quarters of this year, at the earliest.

In the meantime, there are several encouraging signs:

- Brazil's problems have generated relatively limited fallout elsewhere in Latin America. This stands in marked contrast to Asia, whose economies are far more interdependent. Recent performance among Latin markets suggests that investors are able to look beyond Brazil and view other nations in a more country-specific manner.

- Latin America has already gone through the peso crisis of 1994-95, meaning that the region's economies are sturdier and potentially more resilient than at any time in years.

- Valuations throughout Latin equity markets are at historically low levels, both on an absolute and relative basis. Stock prices, then, already appear to reflect considerable negative expectations.

I would like to close my remarks by noting an important development. This past October, the Directors of the Fund proposed and approved a program to buy back a substantial portion (I.E., up to 15%) of the Fund's outstanding shares. The Directors strongly believed in the appropriateness of such a move, given that the discount of the Fund's share price to its net asset value had widened to compellingly attractive levels. I will be able to discuss the progress made in this direction in my next semi-annual report.

Respectfully,

/s/ Richard W. Watt
Richard W. Watt
President and Chief Investment Officer *

FROM CREDIT SUISSE ASSET MANAGEMENT:

I. Effective January 12, 1999, the Fund's investment adviser, BEA Associates, changed its name to Credit Suisse Asset Management ("CSAM"). In making the announcement, the firm said that it expected the new name to enhance its recognition as a global asset manager. CSAM is the investment division of Credit Suisse Group, one of the world's largest financial organizations, with $600 billion in assets under management.

II. Effective on or about April 1, 1999, shareholders whose shares are registered in their own name will automatically participate in a dividend reinvestment program known as the InvestLink-SM- Program (the "Program"). The Program can be of value to shareholders in maintaining their proportional ownership interest in the Fund in an

--------------------------------------------------------------------------------
   4

LETTER TO SHAREHOLDERS

     easy and convenient way. A shareholder whose shares are held in the name of a broker/dealer or nominee should contact the Fund's Transfer Agent for details about participating in the Program. The Program also provides for additional share purchases. The Program is described on pages 23 through 25 of this report.

III. Many services provided to the Fund and its shareholders by Credit Suisse Asset Management ("CSAM") and the Fund's service providers rely on the functioning of their respective computer systems. Many computer systems cannot distinguish the year 2000 from the year 1900, with resulting potential difficulty in performing various calculations (the "Year 2000 Issue"). The Year 2000 Issue could potentially have an adverse impact on the handling of security trades, the payment of interest and dividends, pricing, account services and other Fund operations.

     CSAM recognizes the importance of the Year 2000 Issue and is taking appropriate steps necessary in preparation for the year 2000. At this time, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Fund, nor can there be any assurance that the Year 2000 Issue will not have an adverse effect on the Fund's investments or on global markets or economies, generally.

     CSAM anticipates that its systems will be adapted in time for the year 2000. CSAM is seeking assurances that comparable steps are being taken by the Fund's other major service providers. CSAM will be monitoring the Year 2000 Issue in an effort to ensure appropriate preparation.

--------------------------------------------------------------------------------
* Richard W. Watt, who is a Managing Director of Credit Suisse Asset Management ("CSAM"), is primarily responsible for management of the Fund's assets. He joined CSAM on August 2, 1995. Mr. Watt formerly was associated with Gartmore Investment Limited in London, where he was head of emerging markets investments and research. Before joining Gartmore Investment Limited in 1992, Mr. Watt was a Director of Kleinwort Benson International Investments in London, where he was responsible for research, analysis and trading of equities in Latin America and other regions. Mr. Watt is President, Chief Investment Officer and a Director of the Fund. He also is President, Chief Investment Officer and a Director of The Brazilian Equity Fund, Inc., The Chile Fund, Inc., The Emerging Markets Infrastructure Fund, Inc., The Emerging Markets Telecommunications Fund, Inc., The First Israel Fund, Inc., The Latin America Investment Fund, Inc., and The Portugal Fund, Inc.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

THE LATIN AMERICA EQUITY FUND, INC.

PORTFOLIO SUMMARY - AS OF DECEMBER 31, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
 GEOGRAPHIC ASSET BREAKDOWN

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

   AS A PERCENT OF NET ASSETS

                                    December 31, 1998    December 31, 1997
Argentina                                      12.72%                4.70%
Brazil                                         31.67%               31.69%
Chile                                           8.28%               11.60%
Colombia                                        0.91%                0.00%
Jamaica                                         0.96%                0.91%
Latin America                                   0.31%                1.47%
Mexico                                         34.75%               38.13%
Peru                                            4.94%                3.60%
Venezuela                                       1.43%                6.99%
Global                                          0.45%                0.00%
Cash & Cash Equivalents                         3.58%                0.91%

 SECTOR ALLOCATION

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

       AS A PERCENT OF NET ASSETS

                                             December 31, 1998    December 31, 1997
Banking                                                  5.67%                2.13%
Broadcast, Radio and Television                          2.01%                3.23%
Cement                                                   3.78%                2.18%
Conglomerates                                            1.04%                3.31%
Electric Distribution                                    1.91%                4.12%
Electric Generation                                      2.15%                3.00%
Financial Services                                       3.41%                0.00%
Food & Beverages                                        10.50%                9.93%
Investment & Holding Companies                           5.78%                4.82%
Local and/or Long Distance Telephone
Service                                                  7.08%                3.07%
Mining                                                   5.46%                3.53%
Oil & Natural Gas                                       12.68%                6.08%
Paper Products                                           3.55%                3.07%
Retail                                                   3.63%                6.64%
Telecommunications                                      18.90%               21.96%
Utilities                                                3.33%                9.66%
Fixed or Floating Rate Investments                       1.77%                0.00%
Other                                                    3.69%               10.57%
Cash & Cash Equivalents                                  3.66%                2.70%

--------------------------------------------------------------------------------
   6

--------------------------------------------------------------------------------

THE LATIN AMERICA EQUITY FUND, INC.

PORTFOLIO SUMMARY - AS OF DECEMBER 31, 1998 (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------
 TOP 10 HOLDINGS, BY ISSUER

                                                                                                         Percent of Net
           Holding                                         Sector                  Country/Region            Assets
-----------------------------------------------------------------------------------------------------------------------
       1.  Telefonos de Mexico, S.A. de C.V.         Telecommunications                Mexico                  10.0
-----------------------------------------------------------------------------------------------------------------------
       2.  Telecomunicacoes Brasileiras S.A.     Local and/or Long Distance
                                                     Telephone Service                 Brazil                   7.1
-----------------------------------------------------------------------------------------------------------------------
       3.  YPF Sociedad Anonima                      Oil & Natural Gas               Argentina                  5.4
-----------------------------------------------------------------------------------------------------------------------
       4.  Companhia Vale do Rio Doce                      Mining                      Brazil                   4.0
-----------------------------------------------------------------------------------------------------------------------
       5.  Cemex, S.A. de C.V.                             Cement                      Mexico                   3.8
-----------------------------------------------------------------------------------------------------------------------
       6.  Camuzzi Argentina S.A.                    Oil & Natural Gas               Argentina                  3.6
-----------------------------------------------------------------------------------------------------------------------
       7.  Telecomunicacoes de Sao Paulo S.A.        Telecommunications                Brazil                   3.6
-----------------------------------------------------------------------------------------------------------------------
       8.  Cifra S.A. de C.V.                              Retail                      Mexico                   3.4
-----------------------------------------------------------------------------------------------------------------------
       9.  Kimberly-Clark de Mexico, S.A. de
           C.V.                                        Paper Products                  Mexico                   3.1
-----------------------------------------------------------------------------------------------------------------------
      10.  Telefonica del Peru S.A.                  Telecommunications                 Peru                    2.4
-----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE LATIN AMERICA EQUITY FUND, INC.

SCHEDULE OF INVESTMENTS - DECEMBER 31, 1998
--------------------------------------------------------------------------------

                                             No. of         Value
Description                                  Shares       (Note A)
--------------------------------------------------------------------
 EQUITY OR EQUITY-LINKED SECURITIES-94.57%
 ARGENTINA-12.72%
 INVESTMENT & HOLDING COMPANIES-1.34%
CEI Citicorp Holdings S.A., Class B+....        348,283  $ 1,157,382
                                                         -----------
 OIL & NATURAL GAS-10.50%
Camuzzi Argentina S.A.*+................      1,403,504    3,098,959
Perez Companc S.A., Class B.............        308,307    1,305,359
YPF Sociedad Anonima ADR................        168,100    4,696,294
                                                         -----------
                                                           9,100,612
                                                         -----------
 TELECOMMUNICATIONS-0.88%
Telefonica de Argentina
 S.A. ADR...............................         27,400      765,488
                                                         -----------
TOTAL ARGENTINA (Cost $9,829,319)......................   11,023,482
                                                         -----------
 BRAZIL-31.67%
 BANKING-4.53%
Banco Bradesco S.A. PN..................    146,516,325      812,464
Banco Bradesco S.A., Rights (expiring
 11/01/99)+.............................      6,072,975        3,518
Banco do Brasil S.A., Series A Warrants
 (expiring 06/30/01)+...................     11,076,400       11,367
Banco do Brasil S.A., Series B Warrants
 (expiring 06/30/06)+...................     16,614,600       17,051
Banco do Brasil S.A., Series C Warrants
 (expiring 06/30/11)+...................     27,691,000       33,002
Banco do Estado de Sao Paulo S.A. PN....     14,721,994      609,228
Banco Itau S.A. PN......................      2,667,789    1,302,685
Uniao de Bancos Brasileiros S.A. GDR....         78,900    1,139,119
                                                         -----------
                                                           3,928,434
                                                         -----------
 ELECTRIC DISTRIBUTION-1.19%
Companhia Energetica de Minas Gerais
 ADR....................................         54,150    1,030,832
                                                         -----------
 FOOD & BEVERAGES-3.49%
Ceval Alimentos S.A. ON+................    160,771,340      232,857

                                             No. of         Value
Description                                  Shares       (Note A)
--------------------------------------------------------------------
 FOOD & BEVERAGES (CONTINUED)

Companhia Brasileira de Distribuicao
 Grupo Pao de Acucar ADR................         81,935  $ 1,269,993
Companhia Cervejaria
 Brahma PN..............................      2,214,700      967,814
Santista Alimentos S.A. ON+.............        586,194      490,011
Seara Alimentos S.A.+...................    160,771,340       38,464
Serrana S.A. ON.........................         27,210       12,386
Serrana S.A. PN.........................         32,445       12,084
                                                         -----------
                                                           3,023,609
                                                         -----------
 LOCAL AND/OR LONG DISTANCE TELEPHONE SERVICE-7.08%
Telecomunicacoes Brasileiras S.A. PN
 ADR....................................         84,428    6,136,860
                                                         -----------
 MINING-4.05%
Companhia Vale do Rio Doce ADR..........         48,274      619,307
Companhia Vale do Rio Doce PNA..........        225,080    2,887,432
                                                         -----------
                                                           3,506,739
                                                         -----------
 OIL & NATURAL GAS-2.18%
Petroleo Brasileiro S.A. PN.............     16,694,062    1,892,892
                                                         -----------
 PAPER PRODUCTS-0.45%
Aracruz Celulose S.A. ADR...............         48,800      390,400
                                                         -----------
 TELECOMMUNICATIONS-5.31%
Companhia Riograndense de
 Telecomunicacoes S.A., PNA.............      3,277,786    1,180,084
Telecomunicacoes de Minas Gerais S.A.
 PNB....................................     11,291,520      329,891
Telecomunicacoes de Sao Paulo S.A. ON...     12,650,000    1,088,848
Telecomunicacoes de Sao Paulo S.A. PN...     14,706,822    2,004,729
                                                         -----------
                                                           4,603,552
                                                         -----------

--------------------------------------------------------------------------------
   8

--------------------------------------------------------------------------------
THE LATIN AMERICA EQUITY FUND, INC.

SCHEDULE OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

                                             No. of         Value
Description                                  Shares       (Note A)
--------------------------------------------------------------------
 TEXTILES-0.06%
Companhia Tecidos Norte de Minas S.A....        371,223  $    49,158
                                                         -----------
 UTILITIES-3.33%
Centrais Eletricas Brasileiras S.A.
 PNB....................................     67,635,366    1,298,689
Companhia Paranaense de Energia ADR.....         50,000      356,250
Companhia Paranaense de Energia PNB.....     92,000,000      662,446
Light-Servicos de
 Eletricidade S.A.......................      4,681,067      569,515
                                                         -----------
                                                           2,886,900
                                                         -----------
TOTAL BRAZIL (Cost $35,991,317)........................   27,449,376
                                                         -----------
 CHILE-8.20%
 BANKING-0.79%
Banco de Credito e Inversiones..........        138,129      686,194
                                                         -----------
 CONSUMER DURABLES-0.21%
Empresas Almacenes Paris S.A............        366,549      185,889
                                                         -----------
 ELECTRIC GENERATION-2.15%
Empresa Nacional de Electricidad S.A....      1,464,162      530,594
Enersis S.A.............................      1,388,422      698,978
Enersis S.A. ADR........................         24,600      634,988
                                                         -----------
                                                           1,864,560
                                                         -----------
 ENGINEERING & CONSTRUCTION-0.14%
Besalco S.A.............................         64,421      118,428
                                                         -----------
 FERTILIZER-0.61%
Sociedad Quimica y Minera de Chile S.A.,
 Class A................................        178,159      527,042
                                                         -----------
 FINANCIAL SERVICES-0.01%
Invercap S.A............................         12,094        8,178
                                                         -----------
 FOOD & BEVERAGES-2.52%
Compania Cervecerias
 Unidas S.A.............................         88,567      340,606
                                             No. of         Value
Description                                  Shares       (Note A)
--------------------------------------------------------------------
 FOOD & BEVERAGES (CONTINUED)

Distribucion y Servicio D&S
 S.A. ADR...............................         78,075  $   897,863
Embotelladora Andina S.A. PNA...........        174,674      417,077
Embotelladora Andina S.A. PNB...........         10,923       24,004
Embotelladora Andina S.A., Series B
 ADR....................................         39,000      507,000
                                                         -----------
                                                           2,186,550
                                                         -----------
 FORESTRY-1.09%
Compania de Petroleos de
 Chile S.A..............................        277,815      598,777
Empresas CMPC...........................         56,159      348,287
                                                         -----------
                                                             947,064
                                                         -----------
 INSURANCE-0.19%
Compania de Seguros La Prevision Vida
 S.A.+..................................        217,878      161,135
                                                         -----------
 RETAIL-0.20%
Sociedad Anonima Comercial e Industrial
 Falabella..............................        350,994      169,100
                                                         -----------
 STEEL-0.29%
Compania de Aceros del
 Pacifico S.A...........................        155,931      247,117
                                                         -----------
TOTAL CHILE (Cost $6,870,383)..........................    7,101,257
                                                         -----------
 COLOMBIA-0.91%
 BANKING-0.35%
Banco de Bogota.........................            158          559
BanColombia S.A. ADR....................         64,100      300,469
                                                         -----------
                                                             301,028
                                                         -----------
 CEMENT-0.00%
Cementos Paz del Rio S.A. ADR+, ++......             31          231
                                                         -----------
 FOOD & BEVERAGES-0.56%
Bavaria S.A.............................         96,308      483,399
                                                         -----------
TOTAL COLOMBIA (Cost $1,308,284).......................      784,658
                                                         -----------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE LATIN AMERICA EQUITY FUND, INC.

SCHEDULE OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

                                             No. of         Value
Description                                  Shares       (Note A)
--------------------------------------------------------------------
 JAMAICA-0.96%
 INVESTMENT & HOLDING COMPANIES-0.96%
Jamaican Assets I L.P.=/= (Cost
 $946,859)..............................        939,513  $   836,430
                                                         -----------
 LATIN AMERICA-0.00%
 TELECOMMUNICATIONS-0.00%
International Wireless Communications,
 Inc.,
 Series D*+.............................        186,400            0
International Wireless Communications,
 Inc.,
 Series F*+.............................         10,840            0
International Wireless Communications,
 Inc., Warrants (expiring 08/17/07)*+...              1            0
                                                         -----------
TOTAL LATIN AMERICA (Cost $1,254,510)..................            0
                                                         -----------
 MEXICO-33.29%
 BROADCAST, RADIO & TELEVISION-2.01%
Grupo Televisa S.A. GDR+................         70,470    1,739,728
                                                         -----------
 CEMENT-3.78%
Cemex, S.A. de C.V., Class B............        215,122      531,018
Cemex, S.A. de C.V. CPO.................      1,273,992    2,746,060
                                                         -----------
                                                           3,277,078
                                                         -----------
 CONGLOMERATES-1.04%
Desc, S.A. de C.V. ADR..................         47,100      903,731
                                                         -----------
 FINANCIAL SERVICES-2.97%
Grupo Financiero Banamex Accival, S.A.
 de C.V.+...............................      1,366,048    1,790,137
Grupo Financiero Bancomer S.A. ADR++....        183,900      788,434
                                                         -----------
                                                           2,578,571
                                                         -----------
 FOOD & BEVERAGES-3.93%
Fomento Economico Mexicano, S.A. de C.V.
 ADR....................................         74,670    1,988,089
                                             No. of         Value
Description                                  Shares       (Note A)
--------------------------------------------------------------------
 FOOD & BEVERAGES (CONTINUED)

Grupo Modelo S.A. de C.V., Series C.....        670,088  $ 1,417,299
                                                         -----------
                                                           3,405,388
                                                         -----------
 INVESTMENT & HOLDING COMPANIES-3.03%
Sanluis Corporacion, S.A. de C.V. CPO...        511,971      739,140
Grupo Carso, S.A. de C.V.,
 Class A1...............................        556,800    1,888,792
                                                         -----------
                                                           2,627,932
                                                         -----------
 PAPER PRODUCTS-3.10%
Kimberly-Clark de Mexico, S.A. de C.V.,
 Class A................................        845,663    2,689,388
                                                         -----------
 RETAIL-3.43%
Cifra S.A. de C.V. ADR..................        245,182    2,974,989
                                                         -----------
 TELECOMMUNICATIONS-10.00%
Telefonos de Mexico, S.A. de C.V. ADR...        177,963    8,664,574
                                                         -----------
TOTAL MEXICO (Cost $34,376,002)........................   28,861,379
                                                         -----------
 PERU-4.94%
 ELECTRIC DISTRIBUTION-0.72%
Ontario-Quinta A.V.V.*..................        786,686      625,531
                                                         -----------
 FINANCIAL SERVICES-0.43%
Credicorp Limited.......................         41,712      375,408
                                                         -----------
 MINING-1.41%
Compania de Minas Buenaventura S.A.
 Class B................................         50,000      300,919
Compania de Minas Buenaventura S.A.
 Class B ADR............................         70,700      919,100
                                                         -----------
                                                           1,220,019
                                                         -----------
 TELECOMMUNICATIONS-2.38%
Telefonica del Peru S.A. ADR............        162,260    2,058,674
                                                         -----------
TOTAL PERU (Cost $4,378,964)...........................    4,279,632
                                                         -----------

--------------------------------------------------------------------------------
   10

--------------------------------------------------------------------------------
THE LATIN AMERICA EQUITY FUND, INC.

SCHEDULE OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

                                             No. of         Value
Description                                  Shares       (Note A)
--------------------------------------------------------------------
 VENEZUELA-1.43%
 REAL ESTATE INVESTMENT & MANAGEMENT-1.10%
F.V.I. Fondo de Valores Inmobiliarios
 S.A.C.A ADR............................        281,748  $   954,562
                                                         -----------
 TELECOMMUNICATIONS-0.33%
Venworld Telecommunications=/=..........         40,161      285,812
                                                         -----------
TOTAL VENEZUELA (Cost $2,449,348)......................    1,240,374
                                                         -----------
 GLOBAL-0.45%
 INVESTMENT & HOLDING COMPANIES-0.45%
Emerging Markets Ventures, L.P.+=/=#
 (Cost $447,558)........................        447,558      389,800
                                                         -----------
TOTAL EQUITY OR EQUITY-LINKED SECURITIES (Cost
 $97,852,544)..........................................   81,966,388
                                                         -----------

 FIXED OR FLOATING RATE INVESTMENTS-1.77%
 ARGENTINA-0.00%
                                            Par (000)
                                          -------------
Republic of Argentina, Bocon Pre 2, FRN,
 5.70%, 04/01/01(a) (Cost $332).........     USD      0          302
                                                         -----------
 LATIN AMERICA-0.31%
International Wireless Communications,
 Inc., Senior Secured Notes
 14.00%-25.00%, 08/17/02*(b) (Cost
 $403,238)..............................            323      266,820
                                                         -----------
 MEXICO-1.46%
United Mexican States, Ser. W-B, 6.25%,
 12/31/19(c) (Cost $1,213,062)..........          1,625    1,264,413
                                                         -----------
TOTAL FIXED OR FLOATING RATE INVESTMENTS (Cost
 $1,616,632)...........................................    1,531,535
                                                         -----------

                                             No. of         Value
Description                                  Shares       (Note A)
--------------------------------------------------------------------
 SHORT-TERM INVESTMENT-0.08%
 CHILEAN MUTUAL FUND-0.08%
Fondo Mutuo Security Check (Cost
 $73,904)...............................         16,041  $    74,262
                                                         -----------

TOTAL INVESTMENTS-96.42%
 (Cost $99,543,080) (Notes A,D)........................   83,572,185
CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES-3.58%...
                                                           3,103,796
                                                         -----------
NET ASSETS-100.00%.....................................  $86,675,981
                                                         -----------
                                                         -----------
---------------------------------------------------------
*          Not readily marketable security.
+          Security is non-income producing.
++         SEC Rule 144A security. Such securities are traded
           only among "qualified institutional buyers."
=/=        Restricted security, not readily marketable (See Note
           F).
#          As of December 31, 1998, the Fund committed to
           investing an additional $1,060,754 of capital in
           Emerging Markets Ventures, L.P.
(a)        Adjustable rate; rate resets based on 1-month U.S.
           Dollar London Interbank Offered Rate (LIBOR) flat.
           Pro-rata sinking fund has been established.
(b)        As of March 31, 1998, this investment ceased accruing
           interest.
(c)        Secured Brady Bond.
ADR        American Depositary Receipts.
CPO        Ordinary Participation Certificates.
FRN        Floating Rate Note.
GDR        Global Depositary Receipts.
ON         Ordinary Shares.
PN         Preferred Shares.
PNA        Preferred Shares, Class A.
PNB        Preferred Shares, Class B.
USD        United States Dollars.

--------------------------------------------------------------------------------
 See accompanying notes to financial statements.

--------------------------------------------------------------------------------

THE LATIN AMERICA EQUITY FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES - DECEMBER 31, 1998
--------------------------------------------------------------------------------

 ASSETS
Investments, at value (Cost $99,543,080)
 (Note A)...............................     $83,572,185
Cash (including $1,243 of foreign
 currencies with a cost of $1,243) (Note
 A).....................................       4,044,247
Receivables:
  Dividends.............................         469,593
  Interest..............................          25,674
Prepaid expenses........................           1,769
                                             -----------
Total Assets............................      88,113,468
                                             -----------

 LIABILITIES
Payables:
  Dividend..............................         947,499
  Investment advisory fees (Note B).....         199,990
  Administration fees (Note B)..........          47,940
  Chilean repatriation taxes (Note A)...         155,556
  Other accrued expenses................          86,502
                                             -----------
Total Liabilities.......................       1,437,487
                                             -----------
NET ASSETS (applicable to 8,613,628
 shares of common stock outstanding)
 (Note C)...............................     $86,675,981
                                             -----------
                                             -----------

NET ASSET VALUE PER SHARE ($86,675,981
  DIVIDED BY 8,613,628).................          $10.06
                                             -----------
                                             -----------

 NET ASSETS CONSIST OF
Capital stock, $0.001 par value;
 8,613,628 shares issued and outstanding
 (100,000,000 shares authorized)........     $     8,614
Paid-in capital.........................     132,771,312
Distributions in excess of net
 investment income......................        (722,668)
Accumulated net realized loss on
 investments and foreign currency
 related transactions...................     (29,405,430)
Net unrealized depreciation in value of
 investments and translation of other
 assets and liabilities denominated in
 foreign currencies.....................     (15,975,847)
                                             -----------
Net assets applicable to shares
 outstanding............................     $86,675,981
                                             -----------
                                             -----------

--------------------------------------------------------------------------------
                                 See accompanying notes to financial statements.
   12

--------------------------------------------------------------------------------
THE LATIN AMERICA EQUITY FUND, INC.

STATEMENT OF OPERATIONS - FOR THE YEAR ENDED DECEMBER 31, 1998
--------------------------------------------------------------------------------

 INVESTMENT INCOME
Income (Note A):
  Dividends.............................     $  4,010,247
  Interest..............................          411,580
  Less: Foreign taxes withheld..........         (324,456)
                                             ------------
  Total Investment Income...............        4,097,371
                                             ------------
Expenses:
  Investment advisory fees (Note B).....        1,434,269
  Administration fees (Note B)..........          196,258
  Custodian fees........................          184,336
  Audit and legal fees..................          119,421
  Printing..............................          109,213
  Accounting fees.......................           76,143
  Directors' fees.......................           42,500
  Transfer agent fees...................           25,295
  Insurance.............................           18,673
  NYSE listing fees.....................           16,170
  Other.................................           15,979
  Brazilian taxes (Note A)..............          199,402
  Chilean repatriation taxes (Note A)...          542,926
                                             ------------
  Total Expenses........................        2,980,585
  Less: Fee waivers (Note B)............         (182,108)
                                             ------------
    Net Expenses........................        2,798,477
                                             ------------
  Net Investment Income.................        1,298,894
                                             ------------

 NET REALIZED AND UNREALIZED LOSS ON
 INVESTMENTS AND FOREIGN CURRENCY
 RELATED TRANSACTIONS
Net realized loss from:
  Investments...........................      (27,986,585)
  Foreign currency related
   transactions.........................         (460,531)
Net change in unrealized appreciation in
 value of investments and translation of
 other assets and liabilities
 denominated in foreign currencies......      (33,578,308)
                                             ------------
Net realized and unrealized loss on
 investments and foreign currency
 related transactions...................      (62,025,424)
                                             ------------
NET DECREASE IN NET ASSETS RESULTING
 FROM OPERATIONS........................     $(60,726,530)
                                             ------------
                                             ------------

--------------------------------------------------------------------------------
 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
THE LATIN AMERICA EQUITY FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                             For the Years Ended December
                                                          31,
                                             -----------------------------
                                                 1998             1997
                                             -----------------------------

 INCREASE/(DECREASE) IN NET ASSETS
Operations:
  Net investment income.................     $  1,298,894     $  1,282,911
  Net realized gain/(loss) on
   investments and foreign currency
   related transactions.................      (28,447,116)      20,710,091
  Net change in unrealized appreciation
   in value of investments and
   translation of other assets and
   liabilities denominated in foreign
   currencies...........................      (33,578,308)      (4,851,235)
                                             ------------     ------------
    Net increase/(decrease) in net
     assets resulting from operations...      (60,726,530)      17,141,767
                                             ------------     ------------
Dividends and distributions to
 shareholders:
  Net investment income.................         (947,499)      (1,375,740)
  Net realized gain on investments......               --      (12,900,547)
                                             ------------     ------------
    Total dividends and distributions to
     shareholders.......................         (947,499)     (14,276,287)
                                             ------------     ------------
Capital share transactions (Note C):
  Proceeds from 23,364 shares and 1,987
   shares, respectively, issued in
   reinvestment of dividends............          297,889           34,027
  Cost of 10,100 shares repurchased
   (Note G).............................          (77,509)              --
                                             ------------     ------------
  Net increase in net assets resulting
    from capital share transactions.....          220,380           34,027
                                             ------------     ------------
    Total increase/(decrease) in net
     assets.............................      (61,453,649)       2,899,507
                                             ------------     ------------

 NET ASSETS
Beginning of year.......................      148,129,630      145,230,123
                                             ------------     ------------
End of year.............................     $ 86,675,981     $148,129,630*
                                             ------------     ------------
                                             ------------     ------------
------------------------------

* Includes undistributed net investment income of $870,784.

--------------------------------------------------------------------------------
                                 See accompanying notes to financial statements.
   14

--------------------------------------------------------------------------------

THE LATIN AMERICA EQUITY FUND, INC.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.
--------------------------------------------------------------------------------

                                                                                                                       For the
                                                                                                                       Period
                                                                                                                     October 30,
                                                        For the Years Ended December 31,                            1991* through
                                --------------------------------------------------------------------------------    December 31,
                                  1998        1997        1996        1995       1994+       1993+        1992          1991
                                -------------------------------------------------------------------------------------------------
 PER SHARE OPERATING
 PERFORMANCE
Net asset value, beginning of
 period.......................    $17.22      $16.89      $14.93      $17.92      $22.50      $14.37      $15.44          $13.85**
                                --------    --------    --------    --------    --------    --------    --------    -------------
Net investment income.........      0.15        0.15        0.19        0.06        0.01        0.11        0.21            0.06
Net realized and unrealized
 gain/(loss)
 on investments and foreign
 currency
 related transactions.........     (7.20)++     1.84        1.83       (2.81)       0.96        8.75        0.43            1.60
                                --------    --------    --------    --------    --------    --------    --------    -------------
Net increase/(decrease) in net
 assets
 resulting from operations....     (7.05)       1.99        2.02       (2.75)       0.97        8.86        0.64            1.66
                                --------    --------    --------    --------    --------    --------    --------    -------------
Dividends and distributions
 to shareholders:
  Net investment income.......     (0.11)      (0.16)      (0.06)         --       (0.17)         --       (0.21)          (0.06)
  Net realized gain on
   investments and
   foreign currency related
   transactions...............        --       (1.50)         --       (0.24)      (3.10)      (0.75)      (1.32)          (0.01)
  In excess of net realized
   gain.......................        --          --          --          --          --          --       (0.18)             --
                                --------    --------    --------    --------    --------    --------    --------    -------------
Total dividends and
 distributions
 to shareholders..............     (0.11)      (1.66)      (0.06)      (0.24)      (3.27)      (0.75)      (1.71)          (0.07)
                                --------    --------    --------    --------    --------    --------    --------    -------------
Effect of reduction of accrued
 offering costs...............        --          --          --          --          --        0.02          --              --
Dilution due to capital share
 rights offering..............        --          --          --          --       (2.28)         --          --              --
                                --------    --------    --------    --------    --------    --------    --------    -------------
Net asset value, end of
 period.......................    $10.06      $17.22      $16.89      $14.93      $17.92      $22.50      $14.37          $15.44
                                --------    --------    --------    --------    --------    --------    --------    -------------
                                --------    --------    --------    --------    --------    --------    --------    -------------
Market value, end of period...    $7.188     $13.688     $14.000     $12.875     $17.625     $25.625     $14.000         $13.500
                                --------    --------    --------    --------    --------    --------    --------    -------------
                                --------    --------    --------    --------    --------    --------    --------    -------------
Total investment return(a)....    (46.63)%     10.29%       9.18%     (25.65)%    (17.78)%     89.35%      16.49%          (2.73)%
                                --------    --------    --------    --------    --------    --------    --------    -------------
                                --------    --------    --------    --------    --------    --------    --------    -------------

 RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000
 omitted).....................   $86,676    $148,130    $145,230    $128,377    $153,128    $135,573     $86,359         $92,751
Ratio of expenses to average
 net assets(c)................      2.41%       1.89%       1.69%       2.04%       1.94%       2.00%       2.20%           2.35%(b)
Ratio of expenses to average
 net assets, excluding fee
 waivers......................      2.60%       2.02%       1.80%       2.15%         --          --          --              --
Ratio of expenses to average
 net assets, excluding
 taxes........................      1.77%       1.65%         --        1.81%       1.70%         --          --              --
Ratio of net investment income
 to average net assets........      1.12%       0.77%       1.16%       0.42%       0.04%       0.63%       1.27%           2.46%(b)
Portfolio turnover rate.......    142.35%     111.83%      43.22%      27.05%      68.46%      49.48%      68.70%          11.58%

---------------------------------------------------------------------------
*    Commencement of investment operations.
** Initial public offering price of $15.00 per share less underwriting discount of $1.05 per share and offering expenses of $0.10 per share.
+    Based on average shares outstanding.
++ Includes a $0.01 per share decrease to the Fund's net asset value per share resulting from the dilutive impact of shares issued pursuant to the Fund's automatic dividend reinvestment program.
(a) Total investment return at market value is based on the changes in market price of a share during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund's dividend reinvestment program. Total investment return does not reflect brokerage commissions or initial underwriting discounts and has not been annualized.
(b)  Annualized.
(c) Ratios reflect actual expenses incurred by the Fund. Amounts are net of fee waivers and inclusive of taxes.

--------------------------------------------------------------------------------
 See accompanying notes to financial statements.

--------------------------------------------------------------------------------

THE LATIN AMERICA EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE A. SIGNIFICANT ACCOUNTING POLICIES

The Latin America Equity Fund, Inc. (the "Fund") was incorporated in Maryland on September 16, 1991 and commenced investment operations on October 30, 1991. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company. Significant accounting policies are as follows:

MANAGEMENT ESTIMATES: The preparation of financial statements in accordance with generally accepted accounting principles requires management to make certain estimates and assumptions that may affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

PORTFOLIO VALUATION: Investments are stated at value in the accompanying financial statements. All equity securities for which market quotations are readily available are valued at the last sales price prior to the time of determination, or, if no sales price is available at that time, at the closing price quoted for the securities (but if bid and asked quotations are available, at the mean between the current bid and asked prices). Securities that are traded over-the-counter are valued at the mean between the current bid and the asked prices, if available. All other securities and assets are valued at the fair value as determined in good faith by the Board of Directors. Short-term investments having a maturity of 60 days or less are valued on the basis of amortized cost. The Board of Directors has established general guidelines for calculating fair value of non-publicly traded securities. At December 31, 1998, the Fund held 6.35% of its net assets in securities valued in good faith by the Board of Directors with an aggregate cost of $6,739,207 and fair value of $5,503,352. The net asset value per share of the Fund is calculated on each business day, with the exception of those days on which the New York Stock Exchange is closed.

CASH: Deposits held at Brown Brothers Harriman & Co., the Fund's custodian, in a variable rate account are classified as cash. At December 31, 1998, the interest rate was 4.125% which resets on a daily basis. Amounts on deposit are generally available on the same business day.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on an accrual basis; dividend income is recorded on the ex-dividend date.

TAXES: No provision is made for U.S. federal income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders which will be sufficient to relieve it from all or substantially all U.S. federal income and excise taxes.

For U.S. federal income tax purposes, realized foreign currency losses and net realized capital losses from investments incurred after October 31, 1998, within the fiscal year, are deemed to arise on the first day of the following fiscal year. The Fund incurred and elected to defer such losses of $95,714 and $691,438, respectively.

At December 31, 1998, the Fund had a capital loss carryover of $26,179,244 which expires in 2006.

Income received by the Fund from sources within Latin America may be subject to withholding and other taxes imposed by such countries. Also, certain Latin American countries impose taxes on funds remitted or repatriated from such countries.

The Fund is subject to a 10% Chilean repatriation tax with respect to all remittances from Chile in excess of

--------------------------------------------------------------------------------
   16

--------------------------------------------------------------------------------
THE LATIN AMERICA EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
original invested capital. For the year ended December 31, 1998, the Fund incurred $542,926 of such expense.

Effective January 23, 1997, Brazil imposes a 0.20% CONTRIBUCAO SOBRE MOVIMENTACAO FINANCIERA ("CPMF") tax that applies to most debit transactions carried out by financial institutions. For the year ended December 31, 1998, the Fund incurred $199,402 of such expense. Effective, January 23, 1999, the CPMF tax will expire and no longer be charged.

FOREIGN CURRENCY TRANSLATIONS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

      (I) market value of investment securities, assets and liabilities at the current rate of exchange; and

      (II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses in investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances. However, the Fund does isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations, with such amount categorized as foreign exchange gain or loss for both financial reporting and U.S. federal income tax reporting purposes.

Net currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments and translation of other assets and liabilities denominated in foreign currencies.

Net realized foreign exchange losses represent foreign exchange gains and losses from sales and maturities of debt securities, transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received.

DISTRIBUTIONS OF INCOME AND GAINS: The Fund distributes at least annually to shareholders, substantially all of its net investment income and net realized short-term capital gains, if any. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net short-term capital losses, including capital loss carryovers, if any. An additional distribution may be made to the extent necessary to avoid the payment of a 4% U.S. federal excise tax. Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. federal income tax purposes due to U.S. generally accepted accounting principles/tax differences in the character of income and expense recognition.

At December 31, 1998, the Fund reclassified $364,816 of net realized losses from foreign currency related transactions to undistributed net investment income. In addition, the Fund reclassified $1,580,031 of

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE LATIN AMERICA EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
distributions from accumulated net realized loss on investments and foreign currency related transactions to undistributed net investment income.

OTHER: Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates.

Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. Amounts repatriated prior to the end of specified periods may be subject to taxes as imposed by a foreign country.

The Latin American securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. A significant proportion of the aggregate market value of equity securities listed on the major securities exchange are held by a small number of investors. This may limit the number of shares for acquisition or disposition by the Fund.

The Fund, subject to local investment limitations, may invest up to 10% of its assets in non-publicly traded equity securities which may involve a high degree of business and financial risk and may result in substantial losses. Because of the current absence of any liquid trading market for these investments, the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could be substantially less than those originally paid by the Fund or the current carrying values. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded.

The Fund is permitted to engage in the trading of sovereign debt of Latin American countries which involves a high degree of risk. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal and/or interest when due in accordance with the terms of such debt. Sovereign debt in which the Fund will invest is widely considered to have a credit quality below investment grade as determined by U.S. rating agencies. As a result, sovereign debt may be regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involves major risk exposure to adverse conditions.

The Fund may enter into repurchase agreements on U.S. Government securities with primary government securities dealers recognized by the Federal Reserve Bank of New York and member banks of the Federal Reserve System and on securities issued by the governments of foreign countries, their instrumentalities and with creditworthy parties in accordance with established procedures. Repurchase agreements are contracts under which the buyer of a security simultaneously buys and commits to resell the security to the seller at an agreed upon price and date. Repurchase agreements are deposited with Fund's custodian and pursuant to the terms of the repurchase agreement, the collateral must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the underlying securities fall below the value of the repurchase price plus accrued interest, the Fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Fund maintains the right to sell the underlying securities at market value and may claim

--------------------------------------------------------------------------------
   18

--------------------------------------------------------------------------------
THE LATIN AMERICA EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
any resulting loss against the seller; collectibility of such claims may be limited. As of December 31, 1998, the Fund had no such agreements.

NOTE B. AGREEMENTS

BEA Associates ("BEA") serves as the Fund's investment adviser, with respect to all investments. As compensation for its advisory services, BEA receives from the Fund an annual fee, calculated weekly and paid quarterly, equal to 1.25% of the first $100 million of the Fund's average weekly net assets, 1.15% of the next $50 million of the Fund's average weekly net assets and 1.05% of the Fund's average weekly net assets in excess of $150 million. BEA has agreed to waive its portion of the advisory fee previously payable to the Fund's former sub-advisers. For the year ended December 31, 1998, BEA earned $1,434,269 for advisory services, of which BEA waived $182,108. BEA also provides certain administrative services to the Fund and is reimbursed by the Fund for costs incurred on behalf of the Fund. For the year ended December 31, 1998, BEA was reimbursed $9,045 for administrative services rendered to the Fund.

Celfin Servicios Financieros Limitada ("Celfin") serves as the Fund's sub-adviser, with respect to Chilean investments. In return for its services, Celfin is paid a fee, out of the advisory fees payable to BEA, computed weekly and paid quarterly at an annual rate of 0.25% of the Fund's average weekly net assets invested in Chile. For the year ended December 31, 1998, Celfin earned $20,748 for sub-advisory services.

Bear Stearns Funds Management Inc. ("BSFM") serves as the Fund's U.S. administrator. The Fund pays BSFM a monthly fee for its services rendered that is computed weekly at an annual rate of 0.10% of the first $100 million of the Fund's average weekly net assets and 0.08% of amounts in excess of $100 million. For the year ended December 31, 1998, BSFM earned $111,913 for administrative services.

BEA Administration, Administradora de Fondos de Inversion de Capital Extranjero S.A. ("AFICE"), an affiliate of BEA, serves as the Fund's Chilean administrator. For its services, AFICE is paid an annual fee by the Fund equal to the greater of 2,000 U.F.'s (approximately $61,600 at December 31, 1998) or 0.10% of the Fund's average weekly net assets invested in Chile and an annual reimbursement of out-of-pocket expenses not to exceed 500 U.F.'s. Such fees are paid by AFICE to Celfin for certain administrative services. An accounting fee is also paid to Celfin which is calculated and paid quarterly at an annual rate of 205.32 U.F.'s (approximately $6,300 at December 31, 1998). For the year ended December 31, 1998, Celfin earned $75,300 and $4,800 for administration and accounting services, respectively.

NOTE C. CAPITAL STOCK

The authorized capital stock of the Fund is 100,000,000 shares of common stock, $0.001 par value. Of the 8,613,628 shares outstanding at December 31, 1998, BEA owned 7,169 shares.

NOTE D. INVESTMENT IN SECURITIES

For U.S. federal income tax purposes, the cost of securities owned at December 31, 1998 was $101,982,114. Accordingly, the net unrealized depreciation of investments (including investments denominated in foreign currencies) of $18,409,929 was composed of gross appreciation of $4,224,443 for those investments having an excess of value over cost and gross depreciation of $22,634,372 for those investments having an excess of cost over value.

For the year ended December 31, 1998, purchases and sales of securities, other than short-term investments, were $156,514,749 and $155,500,482, respectively.

NOTE E. CREDIT AGREEMENT

The Fund, along with 10 other U.S. regulated management investment companies for which BEA serves as investment adviser, has a credit agreement

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE LATIN AMERICA EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
with BankBoston, N.A. The agreement provides that each fund is permitted to borrow an amount equal to the lesser of $25,000,000 or 25% of the net assets of the fund. However, at no time shall the aggregate outstanding principal amount of all loans to any of the 11 funds exceed $25,000,000. The line of credit will bear interest at (i) the greater of the bank's prime rate or the Federal Funds Effective Rate plus 0.50% or (ii) the Adjusted Eurodollar Rate plus 1.50%. The Fund had no amounts outstanding under the credit agreement for the year ended and at December 31, 1998.

NOTE F. RESTRICTED SECURITIES

Certain of the Fund's investments are restricted as to resale and are valued at the direction of the Fund's Board of Directors in good faith, at fair value, after taking into consideration appropriate indications of value. The table below shows the number of shares held, the acquisition dates, aggregate cost, fair value as of December 31, 1998, per share value of such securities and percent of net assets which the securities comprise.

                                                                                        FAIR VALUE AT
                                         NUMBER                                         DECEMBER 31,      VALUE       PERCENT OF
SECURITY                                OF SHARES     ACQUISITION DATES        COST         1998        PER SHARE     NET ASSETS
-------------------------------------  -----------  ----------------------  ----------  -------------  -----------  ---------------
Emerging Markets Ventures, L.P.             5,333          01/22/98         $    5,333   $     4,645    $    0.87           0.01
Emerging Markets Ventures, L.P.           234,746          05/06/98            234,746       204,452         0.87           0.24
Emerging Markets Ventures, L.P.           115,870          07/07/98            115,870       100,916         0.87           0.12
Emerging Markets Ventures, L.P.            91,609          10/27/98             91,609        79,787         0.87           0.09
Jamaican Assets I L.P.                    469,756          07/29/97            473,429       418,215         0.89           0.48
Jamaican Assets I L.P.                    469,757          10/20/97            473,430       418,215         0.89           0.48
Venworld Telecommunications                24,498          07/30/92            502,406       174,344         7.12           0.20
Venworld Telecommunications                15,663          08/07/92            314,699       111,468         7.12           0.13

The Fund may incur certain costs in connection with the disposition of the above securities.

NOTE G. SHARE REPURCHASE PROGRAM

On October 21, 1998, the Fund announced that its Board of Directors has authorized the repurchase by the Fund of up to 15% of the Fund's outstanding common stock, for the purposes of enhancing shareholder value. The Fund's Board has authorized management of the Fund to repurchase such shares in open market transactions at prevailing market prices from time to time and in a manner consistent with the Fund continuing to seek to achieve its investment objectives. The Board's actions were taken in light of the significant discounts at which the Fund's shares recently have been trading. It is intended both to provide additional liquidity to those shareholders that elect to sell their shares and to enhance the net asset value of the shares held by those shareholders that maintain their investment. The repurchase program will be subject to review by the Board of Directors of the Fund. From October 21, 1998 to December 31, 1998, the Fund repurchased 10,100 of its shares for a total of $77,509 at a weighted average discount of 26.05% from net asset value. The discount of individual repurchases ranged from 25.58%-26.19%.

--------------------------------------------------------------------------------
   20

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Directors of The Latin America Equity Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Latin America Equity Fund, Inc. (the "Fund") at December 31, 1998, and the results of its operations for the year then ended, changes in net assets for each of the two years in the period then ended, and its financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian, brokers and issuers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

2400 Eleven Penn Center
Philadelphia, Pennsylvania
February 19, 1999

--------------------------------------------------------------------------------

RESULTS OF ANNUAL MEETING OF SHAREHOLDERS (UNAUDITED)

On April 24, 1998, the annual meeting of shareholders of The Latin America Equity Fund, Inc. (the "Fund") was held and the following matters were voted upon:

(1) To re-elect two directors to the Board of Directors of the Fund.

NAME OF DIRECTOR                                                                           FOR      WITHHELD   NON-VOTES
--------------------------------------------------------------------------------------  ----------  ---------  ----------
Dr. Enrique R. Arzac                                                                     4,945,610    381,429   3,296,689
James J. Cattano                                                                         4,944,728    382,311   3,296,689

In addition to the directors re-elected at the meeting, George W. Landau, Peter
A. Gordon, William W. Priest, Jr., Martin M. Torino and Richard W. Watt continue to serve as directors of the Fund.

(2) To ratify the selection of PricewaterhouseCoopers LLP, (formerly Coopers & Lybrand L.L.P.) as independent public accountants for the year ending December 31, 1998.

                                                                           FOR       AGAINST    ABSTAIN    NON-VOTES
                                                                        ----------  ---------  ----------  ----------
                                                                         3,956,182    316,678   1,054,179   3,296,689

TAX INFORMATION (UNAUDITED)

The Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders within 60 days of the Fund's year end (December 31, 1998) as to the U.S. federal tax status of dividends and distributions received by the Fund's shareholders in respect of such fiscal year. The $0.11 per share dividend paid in respect of such year is represented entirely by net investment income. There were no distributions which would qualify for the dividend received deduction available to corporate shareholders.

The Fund does not intend to make an election under Section 853 to pass through foreign taxes paid by the Fund to its shareholders. This information is given to meet certain requirements of the Internal Revenue Code of 1986, as amended. Shareholders should refer to their Form 1099-DIV to determine the amount includable on their respective tax returns for 1998.

Notification for calendar year 1998 was mailed in January 1999. The notification reflected the amount to be used by calendar year taxpayers on their U.S. federal income tax returns along with Form 1099-DIV.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their dividend and distributions. They will generally not be entitled to a foreign tax credit or deduction for the foreign withholding taxes paid by the Fund.

In general, dividends and distributions received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keoghs and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

--------------------------------------------------------------------------------
   22

 DESCRIPTION OF INVESTLINK* PROGRAM

The InvestLink Program is sponsored and administered by BankBoston, N.A., not by The Latin America Equity Fund, Inc. (the "Fund"). BankBoston, N.A. will act as program administrator (the "Program Administrator") of the InvestLink Program (the "Program"). The purpose of the Program is to provide interested investors with a simple and convenient way to invest funds and reinvest dividends in shares of the Fund's common stock ("Shares") at prevailing prices, with reduced brokerage commissions and fees.

An interested investor may join the Program at any time. Purchases of Shares with funds from a participant's cash payment or automatic account deduction will begin on the next day on which funds are invested. If a participant selects the dividend reinvestment option, automatic investment of dividends generally will begin with the next dividend payable after the Program Administrator receives his enrollment form. Once in the Program, a person will remain a participant until he terminates his participation or sells all Shares held in his Program account, or his account is terminated by the Program Administrator. A participant may change his investment options at any time by requesting a new enrollment form and returning it to the Program Administrator.

A participant will be assessed certain charges in connection with his participation in the Program. First-time investors will be subject to an initial service charge which will be deducted from their initial cash deposit. All optional cash deposit investments will be subject to a service charge. Sales processed through the Program will have a service fee deducted from the net proceeds, after brokerage commissions. In addition to the transaction charges outlined above, participants will be assessed per share processing fees (which include brokerage commissions.) Participants will not be charged any fee for reinvesting dividends.

The number of Shares to be purchased for a participant depends on the amount of his dividends, cash payments or bank account or payroll deductions, less applicable fees and commissions, and the purchase price of the Shares. The Program Administrator uses dividends and funds of participants to purchase Shares of Company Common Stock in the open market. Such purchases will be made by participating brokers as agent for the participants using normal cash settlement practices. All Shares purchased through the Program will be allocated to participants as of the settlement date, which is usually three business days from the the purchase date. In all cases, transaction processing will occur within 30 days of the receipt of funds, except where temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of the Federal Securities laws or when unusual market conditions make prudent investment impracticable. In the event the Program Administrator is unable to purchase Shares within 30 days of the receipt of funds, such funds will be returned to the participants.

The average price of all Shares purchased by the Program Administrator with all funds received during the time period from two business days preceding any investment date up to the second business day preceding the next investment date shall be the price per share allocable to a participant in connection with the Shares purchased for his account with his funds or dividends received by the Program Administrator during such time period. The average price of all Shares sold by the Program Administrator pursuant to sell orders received during such time period shall be the price per share allocable to a participant in connection with the Shares sold for his account pursuant to his sell orders received by the Program Administrator during such time period.

BankBoston, N.A., as Program Administrator, administers the Program for participants, keeps records, sends statements of account to participants and performs other duties relating to the Program. Each participant in the Program will receive a statement of his account following each purchase of Shares. The statements will also show the amount of dividends credited to such participant's account (if applicable), as well as the fees paid by the participant. In addition, each participant

--------------------------------------------------------------------------------
will receive copies of the Fund's annual and semi-annual reports to shareholders, proxy statements and, if applicable, dividend income information for tax reporting purposes.

If the Fund is paying dividends on the Shares, a participant will receive dividends through the Program for all Shares held on the dividend record date on the basis of full and fractional Shares held in his account, and for all other Shares of the Fund registered in his name. The Program Administrator will send checks to the participants for the amounts of their dividends that are not to be automatically reinvested at no cost to the participants.

Shares of the Fund purchased under the Program will be registered in the name of the accounts of the respective participants. Unless requested, the Fund will not issue to participants certificates for Shares of the Fund purchased under the Program. The Program Administrator will hold the Shares in book-entry form until a Program participant chooses to withdraw his Shares or terminate his participation in the Program. The number of Shares purchased for a participant's account under the Program will be shown on his statement of account. This feature protects against loss, theft or destruction of stock certificates.

A participant may withdraw all or a portion of the Shares from his Program account by notifying the Program Administrator. After receipt of a participant's request, the Program Administrator will issue to such participant certificates for the whole Shares of the Fund so withdrawn or, if requested by the participant, sell the Shares for him and send him the proceeds, less applicable brokerage commissions, fees, and transfer taxes, if any. If a participant withdraws all full and fractional Shares in his Program account, his participation in the Program will be terminated by the Program Administrator. In no case will certificates for fractional Shares be issued. The Program Administrator will convert any fractional Shares held by a participant at the time of his withdrawal to cash.

Participation in any rights offering, dividend distribution or stock split will be based upon both the Shares of the Fund registered in participants' names and the Shares (including fractional Shares) credited to participants' Program accounts. Any stock dividend or Shares resulting from stock splits with respect to Shares of the Fund, both full and fractional, which participants hold in their Program accounts and with respect to all Shares registered in their names will be automatically credited to their accounts.

All Shares of the Fund (including any fractional share) credited to his account under the Program will be voted as the participant directs. The participants will be sent the proxy materials for the annual meetings of shareholders. When a participant returns an executed proxy, all of such Shares will be voted as indicated. A participant may also elect to vote his Shares in person at the Shareholders' meeting.

A participant will receive tax information annually for his personal records and to help him prepare his U.S. federal income tax return. The automatic reinvestment of dividends does not relieve him of any income tax which may be payable on dividends. For further information as to tax consequences of participation in the Program, participants should consult with their own tax advisors.

The Program Administrator in administering the Program will not be liable for any act done in good faith or for any good faith omission to act. However, the Program Administrator will be liable for loss or damage due to error caused by its negligence, bad faith or willful misconduct. Shares held in custody by the Program Administrator are not subject to protection under the Securities Investors Protection Act of 1970.

The participant should recognize that neither the Fund nor the Program Administrator can provide any assurance of a profit or protection against loss on any Shares purchased under the Program. A participant's investment in Shares held in his Program account is no

--------------------------------------------------------------------------------
   24
different than his investment in directly held Shares in this regard. The participant bears the risk of loss and the benefits of gain from market price changes with respect to all of his Shares. Neither the Fund nor the Program Administrator can guarantee that Shares purchased under the Program will, at any particular time, be worth more or less than their purchase price. Each participant must make an independent investment decision based on his own judgment and research.

While the Program Administrator hopes to continue the Program indefinitely, the Program Administrator reserves the right to suspend or terminate the Program at any time. It also reserves the right to make modifications to the Program. Participants will be notified of any such suspension, termination or modification in accordance with the terms and conditions of the Program. The Program Administrator also reserves the right to terminate any participant's participation in the Program at any time. Any question of interpretation arising under the Program will be determined in good faith by the Program Administrator and any such good faith determination will be final.

Any interested investor may participate in the Program. To participate in the Program, an investor who is not already a registered owner of the Shares must make an initial investment of at least $250.00. All other cash payments or bank account deductions must be at least $100.00, up to a maximum of $100,000.00 annually. An interested investor may join the Program by reading the Program description, completing and signing the enrollment form and returning it to the Program Administrator. The enrollment form and information relating to the Program (including the terms and conditions) may be obtained by calling the Program Administrator at one of the following telephone numbers: First Time Investors--(800) 338-1176; Current Shareholders--(800) 730-6001. All
correspondence regarding the Program should be directed to: BankBoston, N.A., InvestLink Program, P.O. Box 8040, Boston, MA 02266-8040.

---------------------------------------------
*InvestLink-SM- is a service mark of Boston EquiServe Limited Partnership.

--------------------------------------------------------------------------------

 SUMMARY OF GENERAL INFORMATION

The Fund--The Latin America Equity Fund, Inc.--is a closed-end, non-diversified management investment company whose shares trade on the New York Stock Exchange. Its investment objective is long-term capital appreciation through investments primarily in Latin American equity securities. The Fund is managed and advised by Credit Suisse Asset Management ("CSAM"), formerly known as BEA Associates. CSAM is a diversified asset manager, handling equity, balanced, fixed income, international and derivative based accounts. Portfolios include international and emerging market investments, common stocks, taxable and non-taxable bonds, options, futures and venture capital. CSAM manages money for corporate pension and profit-sharing funds, public pension funds, union funds, endowments and other charitable institutions and private individuals. As of December 31, 1998, CSAM managed approximately $35.3 billion in assets in the U.S.

 SHAREHOLDER INFORMATION

The market price is published in: THE NEW YORK TIMES (daily) under the designation "LatAEqt" and THE WALL STREET JOURNAL (daily), and BARRON'S (each Monday) under the designation "LatinAmEqty". The Fund's New York Stock Exchange trading symbol is LAQ. Weekly comparative net asset value (NAV) and market price information about The Latin America Equity Fund, Inc.'s shares are published each Sunday in THE NEW YORK TIMES and each Monday in THE WALL STREET JOURNAL and BARRON'S, as well as other newspapers, in a table called "Closed-End Funds."

 THE CSAM CLOSED-END FUNDS

LITERATURE REQUEST--Call today for free descriptive information on the closed-end funds listed below at 1-800-293-1232 or visit our website on the
Internet: http://www.cefsource.com.

CLOSED-END FUNDS
SINGLE COUNTRY
The Brazilian Equity Fund, Inc. (BZL)
The Chile Fund, Inc. (CH)
The First Israel Fund, Inc. (ISL)
The Indonesia Fund, Inc. (IF)
The Portugal Fund, Inc. (PGF)

MULTIPLE COUNTRY
The Emerging Markets Infrastructure Fund, Inc. (EMG)
The Emerging Markets Telecommunications Fund, Inc. (ETF)
The Latin America Investment Fund, Inc. (LAM)

FIXED INCOME
BEA Income Fund, Inc. (FBF)
BEA Strategic Global Income Fund, Inc. (FBI)

 Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that The Latin America Equity Fund, Inc. may from time to time purchase shares of its capital stock in the open market.

--------------------------------------------------------------------------------

DIRECTORS AND CORPORATE OFFICERS

Dr. Enrique R. Arzac            Director

James J. Cattano                Director

Peter A. Gordon                 Director

George W. Landau                Director

Martin M. Torino                Director

William W. Priest, Jr.          Chairman of the Board of Directors

Richard W. Watt                 Chief Investment Officer, President
                                and Director

Emily Alejos                    Investment Officer

Hal Liebes                      Senior Vice President

Michael A. Pignataro            Chief Financial Officer and
                                Secretary

Rocco A. Del Guercio            Vice President

INVESTMENT ADVISER

Credit Suisse Asset Management
One Citicorp Center
153 East 53rd Street
New York, NY 10022

ADMINISTRATOR

Bear Stearns Funds Management Inc.
245 Park Avenue
New York, NY 10167

CUSTODIAN

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

SHAREHOLDER SERVICING AGENT

BankBoston, N.A.
P.O. Box 1865
Mail Stop 45-02-62
Boston, MA 02105-1865

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
2400 Eleven Penn Center
Philadelphia, PA 19103

LEGAL COUNSEL

Willkie Farr & Gallagher
787 Seventh Avenue

New York, NY 10019-6099

This report, including the financial statements herein, is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned
in this report.                                                           [LOGO]

--------------------------------------------------------------------------------
                                                                      3915-AR-98